UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2005

                             DATASCENSION INC.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-29087          87-0374623
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)


145 State College Blvd, Suite 350   Brea, CA		   92821
(Address of principal executive offices)    		(Zip code)

Registrant's Address and Telephone number, including area code: 714-482-9750



ITEM 9.01 Financial Statements and Exhibits

(c)    Exhibits

Under Regulation FD Disclosure, the Company is filing the press release from April 26, 2005 as an 8-K.

10.1    Press Release dated April 26, 2005.



SIGNATURES:

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 27, 2005.

                                Datascension Inc.


                                By: /s/ D. Scott Kincer
                                ---------------------------
                                D. Scott Kincer, CEO